UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

March 21, 2003

Vicuron Pharmaceuticals Inc.

(Exact Name of Registrant As Specified in Charter)

Delaware	000-31145	04-3278032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

455 South Gulph Road, King of Prussia, PA 19406
(Address of Principal Executive Offices) (Zip Code)

(610) 491-2200
(Registrant’s telephone number, including area code)

Versicor Inc.

(Former Name or Former Address, if Changed Since Last Report.)

Item 5.  Other Events and Required FD Disclosure.

Effective March 26, 2003 at 12:01 a.m. (EST), pursuant to the Certificate of Ownership and Merger filed by Versicor Inc. with the Secretary of State of the State of Delaware on March 21, 2003, a wholly owned subsidiary will merge with and into Versicor Inc. in order to formally change its name to “Vicuron Pharmaceuticals Inc.”  A copy of the Certificate of Ownership and Merger filed with the Secretary of State of the State of Delaware on March 21, 2003 is attached hereto as an exhibit and is incorporated herein by reference in its entirety.

In connection with the name change, the common stock of Vicuron will trade on The Nasdaq National Market and the Nuovo Mercato under the new ticker symbol “MICU”.

The following exhibit is part of this current report on Form 8-K and is numbered in accordance with Item 601 of Regulation S-K.

Exhibit No.	Description
3.1	Certificate of Ownership and Merger filed with the Secretary of State of the State of Delaware on March 21, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICURON PHARMACEUTICALS INC.

(Registrant)

Date:	March 26, 2003	By:	/s/ George F. Horner III
George F. Horner III
President and Chief Executive Officer

EXHIBIT INDEX

Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibit.

Exhibit No.	Description
3.1	Certificate of Ownership and Merger filed with the Secretary of State of the State of Delaware on March 21, 2003.